UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 17, 2005

                              TRIMFAST GROUP, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                         0-26675                 32-0038621
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



1201 CITY PLACE, EDGEWATER, NEW JERSEY                            07020
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (201) 313-3246


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The Board of Directors of the registrant has dismissed Kenneth Hilowitz as President and Chief Effective Office, effective January 17, 2005.

         Jeffrey A. Ulman was appointed President, effective January 24, 2005.

         Mr. Ulman has been Chief Executive Officer of Platinum Universal, LLC since July 2001. Prior to that, he was Executive Vice-President of Sales for Contact Management Services Inc. from January 2000 to July 2001. At this time, Mr. Ulman has no employment agreement with the registrant.

         The registrant has relocated its executive and administrative offices to 370 Amapola Ave. Suite 104, Torrance, CA 90501

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Trimfast, Inc.

Dated: January 26, 2005                              By: /s/ JEFFREY A. ULMAN
                                                        ------------------------
                                                           President